UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 18, 2016

Differential Brands Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18926	11-2928178
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1231 South Gerhart Avenue, Commerce, California	90022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  323-890-1800

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On July 18, 2016, Differential Brands Group Inc., a Delaware corporation (the “Company”), entered into a Purchase Agreement (as defined below). The description of the Purchase Agreement set forth below in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On July 18, 2016, in connection with the financing of the transactions contemplated by the Purchase Agreement, the Company also completed the issuance and sale of a Convertible Note (as defined below) and a Tengram Warrant (as defined below).  The descriptions of the Convertible Note set forth below in Item 2.03 and of the Tengram Warrant set forth below in Item 3.02, respectively, of this Current Report on Form 8-K are incorporated herein by reference.

Item 2.01              Completion of Acquisition or Disposition of Assets.

On July 18, 2016, the Company completed the acquisition (the “Acquisition”) of all of the outstanding share capital of SWIMS AS, a Norwegian private limited company (aksjeselskap) registered with the Norwegian Register of Business Enterprises under registration number 988 225 266 and with registered address at Holtegata 26, 0355 Oslo, Norway (“SWIMS”), as contemplated by the Purchase Agreement, dated as of the same date (the “Purchase Agreement”), by and among the Company, DFBG Swims LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (the “Buyer”), each shareholder of SWIMS signatory thereto and set forth in Exhibit A thereto (the “Sellers”), Øystein Alexander Eskeland and Atle Søvik, acting jointly as the representatives of the Sellers, and, for certain limited purposes, TCP Denim, LLC, a Delaware limited liability company, TCP RG, LLC, a Delaware limited liability company, and TCP RG II, LLC, a Delaware limited liability company, for aggregate consideration of approximately $12.3 million in cash, 702,943 shares of the Company’s common stock (the “Consideration Shares”), par value $0.10 per share (“Common Stock”), and warrants to purchase an aggregate of 150,000 shares of Common Stock with an exercise price of $5.47 per share (the “SWIMS Seller Warrants”).  Of the cash consideration, pursuant to the terms of the Purchase Agreement, the Buyer deposited approximately $325,000 into an escrow account in connection with certain indemnification obligations of the Sellers pursuant to the Purchase Agreement.

The Purchase Agreement contains representations, warranties and covenants of the Sellers, the Buyer and the Company and indemnification rights of the Buyer after the closing of the transactions contemplated by the Purchase Agreement that are customary for transactions of this type.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the SWIMS Seller Warrants set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Seller Warrant filed herewith as Exhibit 4.1 and incorporated herein by reference.

The information set forth below in Items 2.03 and 3.02 to this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Convertible Note.

To finance the Acquisition, the Company issued a convertible promissory note (the “Convertible Note”) in a principal amount of $13.0 million to Tengram Capital Partners Fund II, L.P., an affiliate of the Company (“Tengram”).  The Convertible Note will convert, at Tengram’s option or on the maturity date of January 18, 2017 to the extent that the Convertible Note has not been repaid in cash on or prior to such date, into up to 4,500,000 newly issued shares of the Company’s Class A-1 Preferred Stock (“Preferred Stock”) at a conversion price of $3.00 per share.  The Convertible Note accrues interest at the rate of 3.75% per annum, which shall compound and be added to the principal balance of the Convertible Note on the first day of each calendar month commencing August 1, 2016.

To the extent the Convertible Note converts into Preferred Stock, and subject to certain limitations, such Preferred Stock will be convertible into Common Stock at an initial conversion price of $3.00 per share of Common Stock (subject to adjustment), will be entitled to dividends at a rate of 10% per annum payable quarterly in arrears, will be senior to the Common Stock upon a liquidation and will have as-converted voting rights alongside the Common Stock.  The Company will file a certificate of designation with respect to the Preferred Stock in connection with or prior to any conversion of Preferred Stock into Common Stock.

The description of the Convertible Note set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Convertible Note filed herewith as Exhibit 4.3 and incorporated herein by reference.

Credit Facilities.

To permit the Acquisition, the issuance of the Convertible Note and the related transactions under its existing debt agreements, the Company entered into (i) a Consent and Amendment No. 1, dated July 18, 2016, to the Company’s Credit and Security Agreement, dated January 28, 2016, by and among the Company, the other borrowers party thereto, the guarantors party thereto and Wells Fargo Bank, National Association, as lender (the “ABL Amendment”), and (ii) a Consent and Amendment No. 1, dated July 18, 2016, to the Company’s Credit and Security Agreement, dated January 28, 2016, by and among the Company, the other borrowers party thereto, the guarantors party thereto, the lenders party thereto and TCW Asset Management Company, as agent for the lenders (the “Term Loan Amendment”).

The descriptions of the ABL Amendment and the Term Loan Amendment set forth above do not purport to be complete and are qualified in its entirety by reference to the full text of the ABL Amendment filed herewith as Exhibit 4.4 and the Term Loan Amendment filed herewith as Exhibit 4.5, in each case incorporated herein by reference.

Item 3.02              Unregistered Sales of Equity Securities.

In connection with the financing of the Acquisition, the Company has issued a warrant (the “Tengram Warrant”) to Tengram for the purchase of 500,000 shares of Common Stock at an exercise price of $3.00 per share.  In addition, as described in Item 2.01 above, the Company issued the SWIMS Seller Warrants.

The issuance of the Consideration Shares, SWIMS Seller Warrants, the Convertible Note and Tengram Warrant were made in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) afforded by Section 4(a)(2) thereof because such issuance does not involve a public offering. The securities contain a restrictive legend advising that the securities may not be offered for sale, sold, transferred or assigned without having first been registered under the Securities Act or pursuant to an exemption from the Securities Act.

The disclosure under Items 2.01 and Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

The description of the Tengram Warrant set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Tengram Warrant filed herewith as Exhibit 4.2 and incorporated herein by reference.

Item 3.03              Material Modification to Rights of Security Holders.

The disclosure under Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01              Regulation FD Disclosure.

On July 19, 2016, the Company issued a press release announcing completion of the acquisition of SWIMS, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

The Company intends to file any financial statements that may be required by Item 9.01(a) of Form 8-K with respect to the Acquisition within 71 calendar days after the date that this Form 8-K was required to be filed pursuant to Item 9.01(a)(4) of Form 8-K.

(b)  Pro Forma financial information.

The Company intends to file the pro forma financial information required by Item 9.01(b) of Form 8-K with respect to the Acquisition within 71 calendar days after the date that this Form 8-K was required to be filed pursuant to Item 9.01(b)(2) of Form 8-K.

(d)  Exhibits

2.1

Purchase Agreement, dated as of July 18, 2016, by and among the Differential Brands Group Inc., DFBG Swims LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, each shareholder of SWIMS signatory thereto and set forth in Exhibit A thereto, Øystein Alexander Eskeland and Atle Søvik, acting jointly as the representatives of the Sellers named therein, and, for certain limited purposes, TCP Denim, LLC, a Delaware limited liability company, TCP RG, LLC, a Delaware limited liability company, and TCP RG II, LLC, a Delaware limited liability company.

4.1	Form of SWIMS Seller Warrant.

4.2	Form of Tengram Warrant.

4.3	Form of Convertible Note.

4.4

Consent and Amendment No. 1, dated July 18, 2016, to the Company’s Credit and Security Agreement, dated January 28, 2016, by and among the Company, the other borrowers party thereto, the guarantors party thereto and Wells Fargo Bank, National Association, as lender.

4.5

Consent and Amendment No. 1, dated July 18, 2016, to the Company’s Credit and Security Agreement, dated January 28, 2016, by and among the Company, the other borrowers party thereto, the guarantors party thereto, the lenders party thereto and TCW Asset Management Company, as agent for the lenders.

99.1	Press Release of Differential Brands Group Inc. dated July 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Differential Brands Group Inc.

July 19, 2016	By:	/s/ Hamish Sandhu
		Name:	Hamish Sandhu
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Purchase Agreement, dated as of July 18, 2016, by and among the Differential Brands Group Inc., DFBG Swims LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, each shareholder of SWIMS signatory thereto and set forth in Exhibit A thereto, Øystein Alexander Eskeland and Atle Søvik, acting jointly as the representatives of the Sellers named therein, and, for certain limited purposes, TCP Denim, LLC, a Delaware limited liability company, TCP RG, LLC, a Delaware limited liability company, and TCP RG II, LLC, a Delaware limited liability company.

4.1	Form of SWIMS Seller Warrant.

4.2	Form of Tengram Warrant.

4.3	Form of Convertible Note.

4.4

Consent and Amendment No. 1, dated July 18, 2016, to the Company’s Credit and Security Agreement, dated January 28, 2016, by and among the Company, the other borrowers party thereto, the guarantors party thereto and Wells Fargo Bank, National Association, as lender.

4.5

Consent and Amendment No. 1, dated July 18, 2016, to the Company’s Credit and Security Agreement, dated January 28, 2016, by and among the Company, the other borrowers party thereto, the guarantors party thereto, the lenders party thereto and TCW Asset Management Company, as agent for the lenders.

99.1	Press Release of Differential Brands Group Inc. dated July 19, 2016.